SCHEDULE 14A
                                  (RULE 14A-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                               EXCHANGE ACT OF 1934
      Filed by the Registrant |X|
      Filed by a Party other than the Registrant | |

      Check the appropriate box:
      |X|   Preliminary Proxy Statement    | |   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2)
      | |   Definitive Proxy Statement
      | |   Definitive Additional Materials
      | |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      THE NEW AMEICA HIGH INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|   No fee required.

  | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)   Title of each class of securities to which transaction applies:

  (2)   Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)   Proposed maximum aggregate value of transaction:

  (5)   Total fee paid:


  | |   Fee paid previously with preliminary materials:


  | |   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)   Amount previously paid:


  (2)   Form, Schedule or Registration Statement no.:


  (3)   Filing Party:


  (4)   Date Filed:

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         10 WINTHROP SQUARE, FIFTH FLOOR
                          BOSTON, MASSACHUSETTS 02110

                                                                April __, 1997

Dear Stockholder:

      You are cordially invited to attend the 1997 Annual Meeting of Stockholders of The New America High Income Fund, Inc. (the "Fund") to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Thursday, May 29, 1997 at 11:00 a.m.


      In addition to the election of Directors and the ratification of the selection of the Fund's independent public accountant, the Board of Directors is seeking your approval of proposed Articles of Amendment to effect certain changes to the Fund's Series A and Series B Auction Term Preferred Stock (collectively, the "ATP"). In general the Articles of Amendment would split each share of the Fund's outstanding ATP into two shares of the same series, reduce the liquidation preference of each such share from $50,000 to $25,000 and make certain conforming technical changes. These changes are designed to enhance the marketability of the ATP in connection with future auctions, and thus to reduce the dividend rate payable with respect to the ATP as a result of the operation of future auctions. However, these changes will not change the aggregate liquidation preference of the outstanding ATP.

      Enclosed is a proxy statement which outlines these changes in further detail, as well as a proxy card with which you can vote on each of the foregoing matters.


      We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                    Sincerely,


                                    Robert F. Birch
                                    President





                                   IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                    THE NEW AMERICA HIGH INCOME FUND, INC.


                           ------------------------



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, MAY 29, 1997


                           ------------------------



      The Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts, on Thursday, May 29, 1997 at 11:00 a.m., for the following purposes:

      1. To elect six Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A and Series B Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.


      2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1997.

      3. To approve the Articles of Amendment which would split each share of the Fund's outstanding ATP into two shares of the same series, reduce the liquidation preference of each such share from $50,000 to $25,000 and make certain conforming technical changes.


      4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

      The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

      The close of business on April 14, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY.

                                          By Order of the Board of Directors

                                          Richard E. Floor
                                          Secretary

April __, 1997
Boston, Massachusetts

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                        10 WINTHROP SQUARE, FIFTH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                (617) 350-8610


                           ------------------------



                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 29, 1997


                           ------------------------



      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts on Wednesday, May 29, 1997 at 11:00 a.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 18, 1997.


      This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about April 18, 1997. The Board of Directors has fixed the close of business on April 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, [47,862,585] shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 2,000 shares of the Fund's Auction Term Preferred Stock, (the"ATP"), $1.00 par value per share, liquidation preference $50,000 per share were issued and outstanding, consisting of 1,200 shares of Series A ATP and 800 shares of Series B ATP. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at April 1, 1997.


      If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instruction marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) for the election of the applicable nominees named herein as Directors of the Fund, (2) for the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1997, (3) for the proposal to approve the Articles of Amendment discussed herein, and (4) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals One, Two and Three. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. Holders of Common Stock should sign and return the white proxy. Holders of ATP should sign and return the yellow proxy.

      In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

      In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $[15,000] would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

      The Annual Report of the Fund for the year ended December 31, 1996, including financial statements, has been mailed to stockholders of record at the close of business on that date, and to persons who were stockholders of record at the close of business on February, 7 1997. If you did not receive the Annual Report or if you would like to request another copy you may call the Fund collect at 617-350-8610.

                            THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

      Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

      The stockholders of the Fund are being asked to elect the following six nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The six nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

      Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose both series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other four nominees named below by the holders of the Common Stock and the holders of both series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

      The nominees for election to the Board of Directors are as follows:

                                                                                          Number of
                                                                                          Shares of
                                                                                        Common   Stock
                                                                                         Beneficially
                                                                                           Owned at
                                  Position(s)                          Director            March 1,
        Name                    with the Fund                Age         Since            1997(1)(2)
------------------------        -----------------------     ----       --------         ---------------
Preferred Stock Nominees
Joseph  L.  Bower                 Director                   58          1988                    0
Bernard J. Korman                 Director                   65          1987              _______

Common Stock Nominees
Robert F. Birch*                  Director and President     61          1992              _______
Richard E. Floor*                 Director and Secretary     56          1987              _______(3)
Franco Modigliani                 Director                   78          1988                    0
Ernest E.  Monrad                 Director                   66          1988              _______(4)
-----------------

* Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin, Procter & Hoar, LLP, counsel to the Fund.

(1)The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.

(2)No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3)The shares indicated are owned by the Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.

(4)Includes ______ shares owned by Mr. Monrad's spouse and ________ shares held by an estate for which he is executor. Mr. Monrad disclaims beneficial ownership of all shares held by his spouse and all shares held by the estate.

      As of March 1, 1997, all of the executive officers and Directors of the Fund as a group (seven persons) beneficially owned _______ shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.

PREFERRED STOCK NOMINEES

      Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, and as Chairman of the Doctoral Programs and Director of Research from 1990-1995. Mr. Bower has also been a member and research fellow at the Institute of Politics since 1966 and a faculty member of the Kennedy School of Government since 1969. He is a director of Anika Research, Inc., Sonesta International Hotels Corporation and Brown Group, Inc., and is a general partner of ML-Lee Acquisition Fund, L.P.

      Bernard J. Korman is Chairman and Chief Executive Officer of Graduate Health System, Inc. and is a Director of Kapson Senior Quarters Corp. (_________), The Pep Boys, Inc. (automotive supplies), Today's Man, Inc. (retail men's clothing sales), Omega Healthcare Investors, Inc. (real estate investment trust) and InnoServ Technologies, Inc. (medical equipment support services). Mr. Korman served as President and Chief Executive Officer from 1980 to October 1995 and a Director from 1980 to January 1996 of MEDIQ Incorporated (healthcare services).

COMMON STOCK NOMINEES

      Robert F. Birch is a private investor. Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in workouts of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.

      Richard E. Floor has been a partner with the law firm of Goodwin, Procter & Hoar LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a director of Town & Country Corporation.

      Franco Modigliani has been Professor of Finance and Economics from 1962 to 1970, Institute Professor from 1970 to 1988, and Professor Emeritus since 1988, at the Massachusetts Institute of Technology. Mr. Modigliani is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, and the Academia dei Lincei. In 1985 he was awarded the James Killian, Jr. Faculty Achievement Award from MIT and the Alfred Nobel Memorial Prize in Economic Sciences. He is an Honorary President of the International Economic Association and a former President of the American Economic Association, the American Finance Association and the Econometric Society. He also has served as a consultant to the Federal Reserve System, the U.S.
Treasury Department and a number of European banks.

      Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman and Assistant Treasurer and a director since 1981 of Northeast Investors Growth Fund. Mr. Monrad also serves as a vice president and director of Guild, Monrad & Oates, Inc., a registered investment adviser, and is a director of Century Shares Trust and Furman Lumber, Inc.

      During the year ended December 31, 1996, the Directors of the Fund met five times. During such year each Director attended at least 75% of the meetings held by the Board.

The Board of Directors has one committee, an Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee is presently comprised of Messrs. Bower, Korman, Modigliani and Monrad. The Audit Committee met one time in 1996, with each member attending such meeting. The Board of Directors does not have any standing nominating committee or compensation committee.

EXECUTIVE OFFICER

      Ellen E. Terry, Vice President and Treasurer of the Fund, is the only executive officer of the Fund not named in the table above. Ms. Terry, age 37, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. From 1987 through February 1992, Ms. Terry was employed by Ostrander Capital Management, L.P., a former investment adviser of the Fund. Prior to joining Ostrander Capital Management, Ms. Terry was employed by Fidelity Investments.

REMUNERATION OF DIRECTORS


      The Fund pays each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch received a fee of $55,000 for his services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1996, and currently receives an annual retainer of $40,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1996 aggregate remuneration of $174,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended in 1996. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                       Pension or
                                       Retirement
                                        Benefits      Estimated
   Name of              Aggregate      Accrued As      Annual         Total
  Director            Compensation    Part of Fund  Benefits Upon Compensation
 or Officer             from Fund       Expenses     Retirement     from Fund
-----------           ------------    ------------  ------------- -------------
Robert F. Birch        $ 84,000           none           none      $ 84,000 *
Joseph L. Bower        $ 29,000           none           none      $ 29.000
Richard E. Floor       $ 29,000           none           none      $ 29,000
Bernard J. Korman      $ 28,000           none           none      $ 28,000
Franco Modigliani      $ 29,000           none           none      $ 29,000
Ernest E. Monrad       $ 29,000           none           none      $ 29,000
Ellen E. Terry         $ 98,500           none           none      $ 98,500

* Of this amount, $ 55,000 was paid for service as President and $ 29,000 was paid for service as a Director.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SIX NOMINEES TO THE FUND'S BOARD OF DIRECTORS.


                                 PROPOSAL TWO

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 1997. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund.

      Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax and certain compliance matters on behalf of the Fund.

      Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of that firm will be available by telephone should the need for consultation arise.

      THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND FOR THE YEAR ENDING DECEMBER 31, 1997.

                                PROPOSAL THREE


                       APPROVAL OF ARTICLES OF AMENDMENT
                   IN CONNECTION WITH PREFERRED STOCK SPLIT


      The Fund currently has outstanding 1,200 shares of Series A ATP and 800 shares of Series B ATP. All outstanding ATP has a liquidation preference of $50,000 per share. The Fund has filed a registration statement with the Securities and Exchange Commission to register approximately 2,000 shares of Series C ATP with a liquidation preference of $25,000 per share. When sold in accordance with the terms of that registration statement, this additional preferred stock would restore the Fund's leverage ratio to approximately the same level or a somewhat higher level than was in effect prior to the Fund's recent Common Stock Rights Offering.

      Lehman Brothers Inc., the Fund's Broker-Dealer with respect to the ATP, has advised the Fund that reducing the liquidation preference of the outstanding ATP to $25,000 per share would enhance the marketability of such ATP in connection with future auctions. Greater market interest in the ATP would tend to reduce the dividend rate payable with respect to the ATP as a result of the operation of such auctions, although there can be no assurance that it will do so. The Fund's Board of Directors considered, declared advisable and in the best interests of the Fund and its stockholders, and approved, subject to approval by the stockholders of the Fund, the Articles of Amendment to the Fund's charter which would: (i) split each share of Series A ATP and Series B ATP into two shares of the same Series, (ii) reduce the liquidation preference of each share of Series A ATP and Series B ATP from $50,000 per share to $25,000 per share, and (iii) amend certain related provisions. A copy of the proposed Articles of Amendment is attached to this Proxy Statement as Exhibit A.

      The proposed Articles of Amendment will not have any effect on the aggregate liquidation preference of the Fund's outstanding ATP. As a result of the effectiveness of the Articles of Amendment, each holder of shares of ATP having a liquidation preference of $50,000 per share will be deemed to be the owner of twice as many shares of ATP of the same series having a liquidation preference of $25,000 per share.

      Under the Fund's charter, approval of the Articles requires the approval of a majority of the shares of Common Stock and of ATP outstanding and entitled to vote thereon, voting together as a single class. The proposed Articles of Amendment will be filed with the State Department of Assessment and Taxation of Maryland as soon as practicable after approval by the Fund's shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ARTICLES OF AMENDMENT.
                                 OTHER MATTERS

      The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS


      Any proposals of stockholders that are intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received at the Fund's principal offices no later than December 20, 1997 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.



Boston, Massachusetts
April __, 1997

                                                                       Exhibit A

                     THE NEW AMERICA HIGH INCOME FUND, INC.


                              ARTICLES OF AMENDMENT


      The New America High Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that the Articles Supplementary to the Corporation's Articles of Amendment and Restatement relating to the Fund's Series A and Series B Auction Term Preferred Stock (the "ATP"), as heretofore amended, (the "Articles Supplementary") are hereby amended in the manner set forth below.

FIRST: The charter of the Corporation is amended by splitting and changing each issued and outstanding share of ATP, par value $1.00, liquidation preference $50,000 per share, into two issued and outstanding shares of ATP of the same series, each unit with a par value of $1.00 per share and a liquidation preference of $25,000 per share.

SECOND: After the effective time of this amendment, each holder of any outstanding certificate or certificates representing shares of ATP, par value $1.00 per share, liquidation preference $50,000 per share, may surrender same to the Corporation and receive in exchange therefor, a certificate or certificates representing the number of whole shares of ATP, par value $1.00 per share, liquidation preference of $25,000 per share into which the ATP of the Corporation shall have been split pursuant to these Articles of Amendment. Until so surrendered, any outstanding certificates of the ATP of the Corporation shall be deemed evidence of ownership of the number of whole shares of ATP, par value $1.00 per share, liquidation preference of $25,000 per share into which such outstanding shares of the Corporation shall have been split pursuant to these Articles of Amendment and shall be subject to the changes hereunder to the Articles Supplementary.

      THIRD: Article First of the Articles Supplementary is struck in its entirety and replaced with the following:

            Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of its Articles of Amendment and Restatement, as heretofore amended (which, as hereafter restated or amended from time to time, are together with these Articles Supplementary herein called the "Articles"), the Board of Directors has, by resolution, authorized the issuance of 4,000 shares of its Preferred Stock, par value $1.00 per share, liquidation preference $25,000 per share, classified into two series designated respectively: Series A Auction Term Preferred Stock and Series B Auction Term Preferred Stock.

      FOURTH: The first sentence of the first paragraph under the heading "DESIGNATION" is struck in its entirety and replaced with a new sentence as follows:

            "Series A: A series of 2,400 shares of Preferred Stock, par value $1.00 per share, liquidation preference $25,000 per share, is hereby designated "Series A Auction Term Preferred Stock ("ATP Series A").

      FIFTH: The first sentence of the second paragraph under the heading "DESIGNATION" is struck in its entirety and replaced with the following:

            "Series B: A series of 1,600 shares of Preferred Stock, par value $1.00 per share, liquidation preference $25,000 per share, is hereby designated "Series A Auction Term Preferred Stock ("ATP Series A").

      SIXTH: The first sentence of Section 1(a) of Part I is struck in its entirety and replaced with the following:

            The initial number of authorized shares constituting each series of ATP is 2,400 shares for ATP Series A and 1,600 for ATP Series B.

      SEVENTH: Section 18(i) of Part I is struck in its entirety and replaced with the following a new Section 18(i) as follows:

            18. (i) "ATP" means the Auction Term Preferred Stock, $1.00 par value per share and liquidation preference $25,000 per share, Series A and Series B of the Corporation or any other series of Preferred Stock hereinafter designated "ATP" by Articles Supplementary or Articles of Amendment.

      EIGHTH: Each reference in the Articles Supplementary to "$50,000" shall be deleted and replaced with "$25,000".

      NINTH: The amendments to the Articles of the Corporation as set forth above have been duly advised by the Board of Directors and approved by the Stockholders of the Corporation by the vote required by law.

      TENTH: These Articles of Amendment do not increase the authorized stock of the Corporation or the aggregate per value thereof.

      ELEVENTH: This Amendment shall become effective as of the later of the date on which the State Department of Assessments and Taxation of Maryland accepts the Articles for record or --------, 1997.

      IN WITNESS WHEREOF The New America High Income Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President (or its Vice-President) and its corporate seal to be hereunto affixed and attested by its Secretary (or its Assistant Secretary) as of this ____ day of ______, 1997.

      The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his or her knowledge, information and belief, the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.


[Affix corporate seal]                    THE NEW AMERICA HIGH INCOME
                                          FUND, INC.
Attest:


----------------------------              By: --------------------------------
Richard E. Floor, Secretary                   Robert F. Birch, President

                                                            Appendix 1
                    THE NEW AMERICA HIGH INCOME FUND, INC.
                        Annual Meeting of Stockholders
                                 May 29, 1997
                Proxy Solicited on Behalf of Board of Directors

      The undersigned holder of shares of Series A and/or Series B Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 on Thursday, May 29, 1997 at 11:00 A.M., and at any and all adjournments thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark boxes in blue or black ink.

1. A. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below. Joseph L. Bower and Bernard J. Korman

   B. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below.
       Robert F. Birch, Richard E. Floor, Franco Modigliani and Ernest E. Monrad

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1997.

            [ ] FOR             [ ] WITHHOLD              [ ] ABSTAIN


3. With respect to the proposal to approve the Articles of Amendment which would split each share of the Fund's outstanding Auction Term Preferred Stock into two shares of the same series, reduce the liquidation preference of each such share from $50,000 to $25,000 and make certain conforming technical changes.


            [ ] FOR             [ ] WITHHOLD              [ ] ABSTAIN

4. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

           (Continued and to be signed and dated on the reverse side.)

                                                                        , 1997
                                                --------------------------------
                                                Date


                                                --------------------------------
                                                                Signature


                                                --------------------------------
                                                                Signature

                                          Please sign exactly as name or names
                                          appear on this proxy. If stock is held
                                          jointly, each holder should sign. If
                                          signing as attorney, trustee,
                                          executor, administrator, custodian,
                                          guardian or corporate officer, please
                                          give full title.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ABOVE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                                            Appendix 2

                    THE NEW AMERICA HIGH INCOME FUND, INC.
                 Annual Meeting of Stockholders -- May 29, 1997
              Proxy Solicited on Behalf of the Board of Directors


      The undersigned holder of shares of Common Stock of the New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT
F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 on Thursday, May 29, 1997 at 11:00 A.M., and at any and all adjournments thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

      PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

      Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a cooperation, this signature should be that of an authorized officer who should state his or her title.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


                           (Continued on other side)

                          (Continued from other side)

PLEASE MARK VOTES IN BOXES

      1)    Election as Directors of all the nominees below.

            [ ] FOR       [ ] WITHHOLD        [ ] FOR ALL EXCEPT

                      Robert F. Birch, Richard E. Floor,
                   Franco Modigliani, and Ernest E. Monrad

(Instructions: To withhold authority to vote for any individual nominee, mark the "for all except" box and strike a line through the nominee's name.)

      2) With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1997

            [ ] FOR       [ ] WITHHOLD        [ ] ABSTAIN


      3) With respect to the proposal to approve the Articles of Amendment which would split each share of the Fund's outstanding Auction Term Preferred Stock into two shares of the same series, reduce the liquidation preference of each such share from $50,000 to $25,000 and make certain conforming technical changes.


            [ ] FOR       [ ] WITHHOLD        [ ] ABSTAIN

      4) In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

      Please be sure to sign and date this Proxy.

      WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                                        , 1997
                                                --------------------------------
                                                Date

                                                --------------------------------
                                                Shareholder sign here

                                                --------------------------------
                                                Co-owner sign here